Putnam
International
New Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "This fund is more aggressive than most. Of Putnam foreign offerings, it's the only one that invests using a pure growth-oriented approach."

                               -- Morningstar 9/08/98

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

There is no question that market volatility such as we have been experiencing over the past year generates uneasiness among equity investors. But it is important for investors to keep in mind that uncertainty also creates investment opportunities for those who choose to look beyond the turmoil.

That is why Putnam International New Opportunities Fund's management team is doing more than maintaining a defensive posture in the face of what it is convinced is a transitory condition. You might also find it interesting to note that in this topsy-turvy market environment, the managers are trimming back on such traditional growth areas as technology. Instead, they are finding opportunities in such sectors as pharmaceuticals, food services, and retailing -- the areas that serve people's everyday needs.

In the following report, the managers provide a detailed discussion of your fund's fiscal 1998 performance and offer their insights on what may be in store for the fiscal year that has just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998



Report from the Fund Managers
Robert J. Swift
Jack P. Chang
Deborah Farrell
Stephen Oler

The financial and economic problems that gripped the Asian markets at the start of Putnam International New Opportunities Fund's fiscal year moved around the world in a series of rapid-fire events. Although the world markets enjoyed some stabilization -- and even an incipient uptick in the Asian markets -- late in the fiscal year, the fund's annual period proved extremely challenging.

It was within this environment that, for the 12 months ended September 30, 1998, the fund's class A shares had a total return of -12.37% at net asset value (-17.41% at public offering price). Of course, since the fund targets both established and emerging markets, we evaluate performance against both the Morgan Stanley Capital International EAFE Index (which represents established markets) and the Morgan Stanley Capital International Emerging Markets Index (which represents emerging markets). For comparison purposes, the MSCI EAFE Index had a total return of -8.34% and the MSCI Emerging Markets returned -47.43%. For more performance information, including results for other share classes, please turn to page 9.

* EMERGING-MARKETS EXPOSURE REDUCED AS RISK PERCEPTIONS RISE

The currency and stock market instability that had begun in Asia in July 1997 spread through markets in Russia, Latin America, and finally the United States and Europe in the form of lower economic growth prospects. Aside from what were at times extreme amounts of volatility witnessed in currency and securities markets, these developments had negative implications for earnings growth around the world.

The most obvious areas of concern were the emerging markets. During the period, we sought to reduce the fund's exposure to these troubled areas. Even the best-run companies in places such as Asia, Brazil, and Mexico have seen their stock prices battered by investors with a complete aversion to anything other than the safest, most liquid securities. Share price declines were compounded by currency devaluations against the U.S. dollar.

Two notable exceptions in our move to reduce the fund's emerging-markets exposure were Greece and Portugal. These markets -- like other peripheral European markets such as Ireland, Spain, and Italy -- have enjoyed the benefits of falling interest rates related to the advent of European Economic and Monetary Union (EMU) in 1999.

The Greek and Portuguese markets also offer rapidly growing companies that are well positioned in fast-growing industries such as telecommunications. Hellenic Telecom Organization and Telecel of Portugal are two examples. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* EUROPEAN HOLDINGS RE-POSITIONED

In late summer and early fall of this year, after negative earnings announcements from several high-profile European companies representing a variety of industries, it became apparent that Europe could not completely escape the problems affecting the rest of the world.


[GRAPHIC OMITTED: horizontal bar chart of COUNTRY ALLOCATIONS]

COUNTRY ALLOCATIONS*

United Kingdom  15.6%

Netherlands     11.5%

Japan           10.0%

Germany          7.7%

France           7.6%

Italy            6.2%

Sweden           6.1%

Canada           4.5%

Spain            4.3%


Footnote reads:
*Based on net assets as of 9/30/98. Holdings will vary over time.


Aware of the negative effects of Asia, we had begun to reduce the fund's exposure to holdings in industries such as information technology services, software, and banking -- stocks that bore the brunt of this change in sentiment in Europe. Instead, we targeted somewhat more defensive industries such as retail, media, food services, and pharmaceuticals that we believe still have the potential for positive earnings revisions despite current conditions. Some examples included Dutch professional publisher Wolters Kluwer, French retailer Promodes, supermarket chains Koninklijke Ahold in the Netherlands and Superdiplo in Spain, and the Irish pharmaceutical company Elan.

Despite some setbacks near the end of the fund's reporting period, we continued to target the telecommunications and telecommunications equipment areas. In particular, we looked for companies with good pricing power that could take advantage of the growth in cellular subscribers. Thus we maintained large positions in British cellular company Vodafone and the well-known Finnish handset firm Nokia. We also focused on telecommunications companies specializing in strong related industries, such as business data communication. Equant of the Netherlands is known as a specialist in this area.

* FUND SEEKS TO CAPITALIZE ON POTENTIAL FOR RECOVERY IN ASIA

Japan's lingering recession and Asia's continuing economic downturn combined to create a difficult investment environment for most of the fiscal year. The Japanese government's inability to fashion a credible rescue plan for that country's ailing banking sector has forestalled a pickup in Japanese demand as well as any potential recovery in Asia.

We now anticipate a more relaxed monetary policy from both the U.S. Federal Reserve Board and eventually the European Central Bank. We also anticipate that the Japanese government will speed up the political process required to rescue Japanese banks and to revive the domestic economy. The likelihood of these positive developments leads us to believe that there is a reasonable chance for the world equity markets to experience a quick recovery. As interest rates decline in Europe and corporate Japan reforms, we believe markets will revert to normal valuations.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Equant N.V. (Netherlands)
Networking

Vodafone Group PLC (United Kingdom)
Telephone services

Compass Group PLC (United Kingdom)
Consumer services

Nokia OYJ Class A (Finland)
Telecommunications equipment

Promodes (France)
Supermarkets

Wolters Kluwer N.V. (Netherlands)
Publishing

Aegon N.V. (Netherlands)
Insurance

Superdiplo S.A. (Spain)
Supermarkets

Nestle S.A. (Switzerland)
Food and beverages

Koninklijke Ahold N.V. (Netherlands)
Supermarkets


Footnote reads:
These holdings represent 22.5% of the fund's net assets as of 9/30/98. Portfolio holdings will vary over time.

We are finding opportunities in the Japanese pharmaceutical and medical supply industries. We believe stocks of these companies are priced more attractively than their U.S. and European counterparts, yet they have similar growth prospects. We have also increased our exposure to the electronic hardware area by adding to semiconductor companies such as ASM Lithography, Samsung Electronics of South Korea, and Taiwan Semiconductor Manufacturing Company. We believe that after several years of flat demand and weak pricing, manufacturers have reduced capacity and the semiconductor market is starting to show some signs of improvement. Additionally, we have increased our allocation to emerging markets by adding attractively valued, high-quality companies located in solid economies whose stock prices have suffered significant declines as a result of recent turmoil in world financial markets.

* FOCUS REMAINS ON LONG-TERM GROWTH

Increasingly flexible economies, mobile capital flows, and a rising level of shareholder orientation are combining to improve the quality and quantity of international equity investments. These trends encourage more companies to go public, drive faster growth, and create an increasing number of suitable opportunities for this fund. Therefore, we will continue to seek emerging- and developed-markets companies from a mix of market capitalizations that exhibit superior sales rates and earnings growth as well as strong positions in their respective industries.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/98, there is no guarantee the fund will continue to hold these securities in the future. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International New Opportunities Fund is designed for investors seeking long-term capital appreciation through investing primarily in the stocks of companies outside the United States.


TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                Class A           Class B           Class M
(inception date)               (1/3/95)          (7/21/95)         (7/21/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                     -12.37%  -17.41%  -12.98%  -16.92%  -12.76%  -15.82%
------------------------------------------------------------------------------
Life of fund                40.89    32.77    37.17    34.17    38.52    33.66
Annual average               9.60     7.87     8.82     8.18     9.10     8.07
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/98

                                                  MSCI
                                MSCI            Emerging         Consumer
                                EAFE            Markets           Price
                               Index             Index            Index
---------------------------------------------------------------------------
1 year                         -8.34%           -47.43%           1.36%
---------------------------------------------------------------------------
Life of fund                   19.37            -45.82            9.15
Annual average                  4.84            -15.08            2.36
---------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflects an expense limitation previously in effect. Without it, total returns would have been lower.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
1/3/95


          Fund's class A   MSCI EAFE  MSCI Emerging   Consumer Price
Date      shares at POP     Index     Markets Index      Index

1/3/95        9,425         10,000       10,000          10,000
3/31/95       9,922         10,186        8,869          10,200
9/30/95      11,408         10,688        9,274          10,300
3/31/96      12,256         11,443        9,504          10,400
9/30/96      12,978         11,609        9,723          10,500
3/31/97      14,070         11,609       10,403          10,600
9/30/97      15,151         13,023       10,306          10,700
3/31/98      15,708         13,769        8,931          10,800
9/30/98     $13,277        $11,937       $5,418         $10,915


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $13,717 ($13,417 with a contingent deferred sales charge); a $10,000 investment in the fund's class M shares would have been valued at $13,852 ($13,366 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/98

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             1             1            1
------------------------------------------------------------------------------
Income                          $0.0080         $--          $--
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                        0.4410       0.4410       0.4410
------------------------------------------------------------------------------
Short-term                       0.6673       0.6673       0.6673
------------------------------------------------------------------------------
Return of capital*               0.0007       0.0007       0.0007
------------------------------------------------------------------------------
  Total                         $1.1170      $1.1090      $1.1090
------------------------------------------------------------------------------
Share value:                  NAV      POP      NAV      NAV      POP
------------------------------------------------------------------------------
9/30/97                    $13.60   $14.43   $13.45   $13.51   $14.00
------------------------------------------------------------------------------
9/30/98                     10.81    11.47    10.61    10.69    11.08
------------------------------------------------------------------------------
*See page 30.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Morgan Stanley Capital International (MSCI) Emerging Markets Index* is an unmanaged list of equity securities from emerging markets with all values expressed in U.S. dollars.

MSCI EAFE Index* is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australasia, and the Far East. All values are expressed in U.S. dollars.

*A securities index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.
 Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.


Report of independent accountants
For the fiscal year ended September 30, 1998

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam International New Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International New Opportunities Fund (the "fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 1998




Portfolio of investments owned
September 30, 1998

COMMON STOCKS (97.6%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Advertising (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             41,373  Publicis S.A. (France)                                                                 $    6,697,627

Airlines (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            303,200  Ryanair Holdings, PLC ADR (Ireland) (NON)                                                  10,384,600

Apparel (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            109,800  Hennes & Mauritz AB Class B (Sweden)                                                        7,961,076

Automobiles (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             18,153  Bayerische Motoren Werke (BMW) AG (Germany)                                                11,692,316

Banks (4.8%)
--------------------------------------------------------------------------------------------------------------------------
            487,200  Allied Irish Banks PLC (Ireland)                                                            7,130,805
          6,139,700  Banca di Roma SPA (Italy) (NON)                                                            10,991,337
          1,323,000  Banca San Paolo di Brescia SPA (Italy)                                                      6,021,469
            155,700  Banco Frances del Rio de la Plata ADR (Argentina)                                           3,016,688
             67,960  Bank of Greece, S.A. (Greece)                                                               9,182,507
          2,450,700  Credito Italiano SPA (Italy)                                                               10,231,986
            758,801  HSBC Holdings PLC (United Kingdom)                                                         14,203,671
            434,111  Turkey Is Bankasi GDR (Turkey) (NON)                                                        1,085,278
              2,854  Verwaltungs-und Privat-Bank AG (Switzerland)                                                8,375,870
            151,800  Yapi ve Kredi Bankasi A.S. GDR (Turkey) (NON)                                               1,631,850
                                                                                                            --------------
                                                                                                                71,871,461

Brewing (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            466,200  Cia Cervejaria Brahma ADR (Brazil)                                                          3,642,188
            218,500  South African Breweries, Ltd. (South Africa)                                                3,270,118
                                                                                                            --------------
                                                                                                                 6,912,306

Broadcasting (2.8%)
--------------------------------------------------------------------------------------------------------------------------
             63,186  EM.TV & Merchandising AG (Germany)                                                         21,011,522
            160,500  Grupo Televisa S.A. GDR (Mexico)                                                            3,099,656
            101,000  Television Francaise 1 (France)                                                            17,324,804
                                                                                                            --------------
                                                                                                                41,435,982

Building Products (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            224,300  Assa Abloy AB Class B (Sweden)                                                              8,074,401
            874,900  Cemex S.A. de C.V. Class B (Mexico) (NON)                                                   2,191,556
                                                                                                            --------------
                                                                                                                10,265,957

Business Equipment and Services (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,105,000  Fomento Economico Mexicano, S.A. de C.V. (Mexico)                                           2,207,825
            507,400  Meitec (Japan)                                                                             10,949,746
             36,000  Prolion Holding N.V. (Netherlands) (NON)                                                    3,727,041
            353,050  Securitas AB Class B (Sweden) (NON)                                                        18,053,311
            427,200  Select Appointments Holdings PLC ADR (United Kingdom)                                       7,422,600
            820,400  Serco Group PLC (United Kingdom) (NON)                                                     14,785,369
                                                                                                            --------------
                                                                                                                57,145,892

Cellular Communications (2.7%)
--------------------------------------------------------------------------------------------------------------------------
             93,500  STET Hellas Telecommunications S.A. ADR (Greece) (NON)                                      2,898,500
            172,647  Telecel-Comunicacaoes Pessoais, S.A. (Portugal)                                            22,328,399
          2,632,800  Telecom Italia Mobile SPA (Italy)                                                          15,370,015
                                                                                                            --------------
                                                                                                                40,596,914

Computer Services (6.2%)
--------------------------------------------------------------------------------------------------------------------------
             62,400  Admiral PLC (United Kingdom)                                                                1,303,709
             74,865  Atos S.A. (France) (NON)                                                                   13,336,741
          1,465,400  Capita Group PLC (United Kingdom)                                                          15,084,118
          1,423,300  CGI Group, Inc. (Canada) (NON)                                                             21,309,951
            734,000  CMG PLC (United Kingdom)                                                                   21,455,145
            262,000  Enator AB (Sweden)                                                                          6,065,509
            136,100  Enator AB 144A (Sweden)                                                                     3,150,824
            359,450  Merkantildata ASA (Norway)                                                                  2,748,721
                  5  Misys PLC (United Kingdom)                                                                         44
            916,500  SEMA Group PLC (United Kingdom)                                                             9,075,951
                                                                                                            --------------
                                                                                                                93,530,713

Computer Software (3.1%)
--------------------------------------------------------------------------------------------------------------------------
             23,600  Formula Systems Ltd. (Israel) (NON)                                                           501,552
            690,300  Fuji Soft ABC, Inc. (Japan)                                                                23,733,800
             90,000  NIIT Ltd. (India)                                                                           2,903,021
             44,226  SAP AG (Germany)                                                                           18,760,939
                                                                                                            --------------
                                                                                                                45,899,312

Conglomerates (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,066,700  Power Corporation of Canada (Canada) (NON)                                                 19,074,367
             75,202  Preussag AG (Germany)                                                                      26,021,063
                                                                                                            --------------
                                                                                                                45,095,430

Consumer Non Durables (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,103,000  KAO Corp. (Japan)                                                                          17,589,907
            813,600  Kimberly-Clark de Mexico, S.A. de C.V. Class A (Mexico)                                     2,021,988
                                                                                                            --------------
                                                                                                                19,611,895

Consumer Services (3.7%)
--------------------------------------------------------------------------------------------------------------------------
            135,000  Bellsystem 24, Inc. (Japan)                                                                21,232,629
          3,702,500  Compass Group PLC (United Kingdom)                                                         34,778,538
                                                                                                            --------------
                                                                                                                56,011,167

Cosmetics (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            240,200  Hindustan Lever Ltd. (India)                                                                9,526,102
             14,292  L'OREAL (France)                                                                            6,652,371
                                                                                                            --------------
                                                                                                                16,178,473

Electric Utilities (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            289,188  Companhia Energetica de Minas Gerais ADR (Brazil)                                           6,325,988
            314,500  Electricidade de Portugal S.A. (Portugal)                                                   7,240,888
                                                                                                            --------------
                                                                                                                13,566,876

Electronic Components (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            280,900  ASM Lithography Holding N.V. (Netherlands) (NON)                                            4,523,422
          1,555,100  Delta Electronics, Inc. (Taiwan)                                                            4,115,104
          1,325,600  Hon Hai Precision Industry (Taiwan)                                                         5,930,317
                                                                                                            --------------
                                                                                                                14,568,843

Electronics and Electrical Equipment (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,087,000  Compal Electronics Inc.                                                                     3,241,930
             79,800  JDS Fitel, Inc. (Canada) (NON)                                                                892,174
            251,694  Samsung Electronics Co. (South Korea)                                                       6,888,261
                                                                                                            --------------
                                                                                                                11,022,365

Energy-Related (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            128,800  IHC Caland N.V. (Netherlands)                                                               6,023,810

Financial Services (2.0%)
--------------------------------------------------------------------------------------------------------------------------
            102,100  Aiful Corp. (Japan)                                                                         4,705,414
            116,873  Housing Development Finance Corporation Ltd. (India)                                        6,669,594
              1,210  Marschollek, Lautenschlaeger und Partner AG (Germany)                                         608,987
             67,700  Shohkoh Fund & Co., Ltd. (Japan)                                                           17,308,817
                                                                                                            --------------
                                                                                                                29,292,812

Food and Beverages (4.8%)
--------------------------------------------------------------------------------------------------------------------------
             99,150  Danone (France)                                                                            26,095,835
            410,900  Itoen, Ltd. (Japan)                                                                        14,127,508
             15,119  Nestle S.A. (Switzerland)                                                                  30,172,265
            112,700  Panamerican Beverages, Inc. Class A (Mexico)                                                2,007,469
                                                                                                            --------------
                                                                                                                72,403,077

Gaming (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,577,000  Berjaya Sports Toto Berhad (Malaysia)                                                       1,113,176

Insurance (6.5%)
--------------------------------------------------------------------------------------------------------------------------
            393,947  Aegon N.V. (Netherlands)                                                                   31,258,656
          1,392,700  Alleanza Assicurazioni SPA (Italy)                                                         16,315,814
            130,100  Liberty Life Association of Africa Ltd. (South Africa)                                      1,958,093
            221,480  Mapfre Vida Seguros (Spain)                                                                 8,594,185
          1,945,600  Skandia Forsakrings AB (Sweden)                                                            25,243,427
             27,027  Zurich Allied AG (Switzerland) (NON)                                                       13,454,746
                                                                                                            --------------
                                                                                                                96,824,921

Machinery (0.5%)
--------------------------------------------------------------------------------------------------------------------------
             79,442  Mannesmann AG (Germany)                                                                     7,282,580

Media (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,762,400  Aegis Group 144A (United Kingdom)                                                           5,400,237
            712,700  Gruppo Editoriale L'Espresso SPA (Italy)                                                    5,622,526
                                                                                                            --------------
                                                                                                                11,022,763

Medical Supplies and Devices (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            333,000  Olympus Optical Co., Ltd. (Japan)                                                           3,651,551
            701,000  Terumo Corp. (Japan)                                                                       14,384,091
                                                                                                            --------------
                                                                                                                18,035,642

Networking (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            800,200  Equant N.V. (Netherlands) (NON)                                                            41,321,123

Oil and Gas (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            181,000  MOL Magyar Olaj-es Gazipari GDR (Hungary)                                                   3,439,000
            796,523  Sasol Ltd. (South Africa)                                                                   3,626,063
            135,300  YPF S.A. ADR (Argentina)                                                                    3,517,800
                                                                                                            --------------
                                                                                                                10,582,863

Pharmaceuticals and Biotechnology (7.3%)
--------------------------------------------------------------------------------------------------------------------------
            161,000  Banyu Pharmaceutical Co., Ltd. (Japan)                                                      2,390,856
            402,600  Elan Corp. PLC ADR (Ireland) (NON)                                                         29,012,363
            362,406  Gehe AG (Germany)                                                                          22,799,658
            785,500  Glaxo Wellcome PLC (United Kingdom)                                                        23,175,928
          1,862,215  Smithkline Beecham PLC ADR (United Kingdom)                                                20,465,635
          1,193,000  Yoshitomi Pharmaceutical Industries, Ltd. (Japan)                                          11,685,641
                                                                                                            --------------
                                                                                                               109,530,081

Publishing (3.7%)
--------------------------------------------------------------------------------------------------------------------------
            592,452  VNU N.V. (Netherlands)                                                                     24,496,581
            162,912  Wolters Kluwer N.V. (Netherlands)                                                          31,316,577
                                                                                                            --------------
                                                                                                                55,813,158

Restaurants (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,982,900  Autogrill SPA (Italy)                                                                      19,730,884
             54,628  Sodexho Alliance S.A. (France)                                                              9,516,903
            590,200  TelePizza, S.A. (Spain) (NON)                                                               3,955,763
                                                                                                            --------------
                                                                                                                33,203,550

Retail (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,876,642  Cifra S.A. de C.V. (Mexico) (NON)                                                           3,669,417
            873,996  Centros Comerciales Continente, S.A. (Spain)                                               22,259,947
            936,900  La Rinascente SPA (Italy)                                                                   8,232,716
          3,705,100  Migros Turk T.A.S. (Turkey)                                                                 2,675,082
                                                                                                            --------------
                                                                                                                36,837,162

Semiconductors (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            670,335  Taiwan Semiconductor Manufacturing Co. ADR (Taiwan) (NON)                                   8,211,604
                500  Tokyo Electron Ltd. (Japan)                                                                    12,180
                                                                                                            --------------
                                                                                                                 8,223,784

Specialty Consumer Products (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            337,100  Bodycote International PLC (United Kingdom)                                                 4,094,076

Steel (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            303,900  Gerdau S.A. (Brazil)                                                                        2,640,602

Supermarkets (6.7%)
--------------------------------------------------------------------------------------------------------------------------
            578,750  Distribucion y Servicio D&S S.A. ADR (Chile) (NON)                                          5,787,508
            998,114  Koninklijke Ahold N.V. (Netherlands)                                                       29,864,912
             56,084  Promodes (France)                                                                          34,211,981
          1,160,900  Superdiplo S.A. (Spain) (NON)                                                              30,263,332
                                                                                                            --------------
                                                                                                               100,127,733

Telecommunication Equipment (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            216,000  Matsushita Communication Industrial Co., Ltd. (Japan)                                       7,742,503
            431,700  Nokia OYJ Class A (Finland)                                                                34,338,807
                                                                                                            --------------
                                                                                                                42,081,310

Telecommunications (7.1%)
--------------------------------------------------------------------------------------------------------------------------
            242,200  BCE, Inc. (Canada) (NON)                                                                    6,761,648
          1,033,000  Cable & Wireless Communications PLC (United Kingdom) (NON)                                  7,018,615
            757,550  Global TeleSystems Group, Inc. (NON)                                                       25,567,313
            436,288  Hellenic Telecommunication Organization S.A. (Greece)                                      10,483,312
            244,086  Helsinki Telephone Corp. (Finland)                                                         10,957,198
            115,500  Helsinki Telephone Corp. 144A (Finland)                                                     5,184,879
              4,969  Koninklijke KPN N.V. (Netherlands)                                                            153,697
            699,400  NetCom Systems AB Class B (Sweden)                                                         23,397,851
          1,733,000  Orange PLC ADR (United Kingdom) (NON)                                                      16,631,757
                                                                                                            --------------
                                                                                                               106,156,270

Telephone Services (4.1%)
--------------------------------------------------------------------------------------------------------------------------
              2,500  Mahanagar Telephone Nigam Ltd. (India)                                                         11,945
             25,665  MobileCom AG (Germany)                                                                      6,381,651
            171,100  Portugal Telecom S.A. (Portugal)                                                            6,231,178
            115,100  Telefonica de Argentina S.A. ADR (Argentina)                                                3,388,256
            126,200  Telefonos de Mexico S.A. ADR Class L (Mexico)                                               5,584,350
          3,374,200  Vodafone Group PLC (United Kingdom)                                                        39,145,572
                                                                                                            --------------
                                                                                                                60,742,952

Telephone Utilities (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            117,600  Telebras Co. ADR (Brazil)                                                                   8,114,400

Transportation (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,804,700  Bombardier, Inc. (Canada) (NON)                                                            19,822,792
                                                                                                            --------------
                     Total Common Stocks (cost $1,448,768,467)                                              $1,461,739,842

SHORT-TERM INVESTMENTS (2.0%) (cost $29,966,536)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $29,962,000  Interest in $471,473,000 joint repurchase agreement dated September 30, 1998, with Credit Suisse First Boston
                       due October 1, 1998 with respect to various U.S. Treasury
                       obligations -- maturity value of $29,966,536 for an
                       effective yield of 5.45%                                                             $   29,966,536
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,478,735,003) (b)                                            $1,491,706,378
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,498,174,396.

  (b) The aggregate identified cost on a tax basis is $1,490,358,615, resulting in gross unrealized appreciation and depreciation of $157,391,107 and $156,043,344, respectively, or net unrealized appreciation of $1,347,763.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository
      Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      Diversification by Country

      Distribution of investments by country of issue at September 30, 1998: (as percentage of Market Value)

          Brazil            1.4%
          Canada            4.6
          Finland           3.4
          France            7.6
          Germany           7.6
          Greece            1.5
          India             1.3
          Ireland           3.1
          Italy             6.2
          Japan            10.0
          Mexico            1.4
          Netherlands      11.6
          Portugal          2.4
          Spain             4.4
          Sweden            6.2
          Switzerland       3.5
          Taiwan            1.2
          United Kingdom   15.7
          United States     3.9
          Other             3.0
                           ----
          Total           100.0%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,478,735,003) (Note 1)                                        $1,491,706,378
-----------------------------------------------------------------------------------------------
Foreign currency                                                                      8,290,099
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  705,812
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      159,415,875
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                             1,218,461
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                4,046
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,661,340,671

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        438,583
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            4,184,031
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    151,015,016
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          4,894,224
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              626,193
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees                                                     30,248
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              5,286
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,305,791
-----------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                6,425
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  660,478
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   163,166,275
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,498,174,396

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,604,735,182
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
and foreign currency transactions (Note 1)                                         (119,561,687)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                         13,000,901
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,498,174,396

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($630,422,412 divided by 58,327,849 shares)                                              $10.81
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.81)*                                  $11.47
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($803,785,482 divided by 75,789,214 shares)**                                            $10.61
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($63,966,502 divided by 5,984,412 shares)                                                $10.69
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.69)*                                  $11.08
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1998
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,718,427)                                      $  21,317,648
-----------------------------------------------------------------------------------------------
Interest                                                                              4,372,364
-----------------------------------------------------------------------------------------------
Total investment income                                                              25,690,012

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     20,018,125
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        5,627,930
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        52,174
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         24,263
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,927,818
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 9,763,746
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   598,317
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                              977
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 599,951
-----------------------------------------------------------------------------------------------
Auditing                                                                                  6,396
-----------------------------------------------------------------------------------------------
Legal                                                                                    15,814
-----------------------------------------------------------------------------------------------
Postage                                                                                 576,374
-----------------------------------------------------------------------------------------------
Other                                                                                   493,379
-----------------------------------------------------------------------------------------------
Total expenses                                                                       39,705,264
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (845,681)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         38,859,583
-----------------------------------------------------------------------------------------------
Net investment loss                                                                 (13,169,571)
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (111,266,846)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                           9,085,673
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                   (2,305,690)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (115,433,985)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (219,920,848)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(233,090,419)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                              $  (13,169,571) $  (10,770,865)
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                              (102,181,173)    181,709,608
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                                   (117,739,675)     64,679,226
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                    (233,090,419)    235,617,969
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (488,058)     (1,892,656)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --              --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --         (20,814)
---------------------------------------------------------------------------------------------------------------
From return of capital
    Class A                                                                             (42,729)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                             (54,428)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                              (4,504)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (67,614,260)        (97,836)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (86,126,420)       (115,551)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (7,126,729)        (10,409)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                       (138,578,999)    673,113,640
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (533,126,546)    906,594,343

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,031,300,942   1,124,706,599
---------------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss
of $-- and $1,783,266, respectively)                                             $1,498,174,396  $2,031,300,942
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        Jan. 3, 1995+
operating performance                                                         Year ended September 30             to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $13.60           $11.69           $10.29            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                      (.04)            (.03)             .04              .02
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                  (1.63)            1.98             1.37             1.77
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                (1.67)            1.95             1.41             1.79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.01)            (.04)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.11)              --(d)            --(d)            --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                       --(d)            --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.12)            (.04)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $10.81           $13.60           $11.69           $10.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                           (12.37)           16.74            13.76            21.06*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     630,422         $859,999         $499,396          $15,137
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                             1.75             1.75             1.95(e)          1.23(e)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                      (.30)            (.24)             .34              .86*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              170.28           141.29            24.69             9.24*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share, variances may occur due to rounding.

(e) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 and $0.02 per share for each share class for periods ended September 30, 1996 and 1995, respectively.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       July 21, 1995+
operating performance                                                        Year ended September 30              to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $13.45           $11.61           $10.28           $10.25
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                      (.13)            (.13)            (.05)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                  (1.60)            1.97             1.39              .04
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                (1.73)            1.84             1.34              .03
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.11)              --(d)            --(d)            --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                       --(d)            --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.11)              --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $10.61           $13.45           $11.61           $10.28
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                           (12.98)           15.87            13.02              .29*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     803,785       $1,079,912         $573,129           $7,053
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                             2.50             2.50             2.72(e)           .83(e)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                     (1.05)            (.99)            (.43)            (.20)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              170.28           141.29            24.69             9.24*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share, variances may occur due to rounding.

(e) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 and $0.02 per share for each share class for periods ended September 30, 1996 and 1995, respectively.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       July 21, 1995+
operating performance                                                        Year ended September 30              to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $13.51           $11.64           $10.29           $10.25
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                      (.10)            (.10)            (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                  (1.61)            1.98             1.38              .04
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                (1.71)            1.88             1.36              .04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       --             (.01)(d)         (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.11)              -- (d)           -- (d)           --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                       --(d)            --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.11)            (.01)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $10.69           $13.51           $11.64           $10.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                           (12.76)           16.12            13.22              .39*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      63,967          $91,390          $52,182           $1,259
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                             2.25             2.25             2.46(e)           .79(e) *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                                      (.80)            (.74)            (.17)            (.15)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              170.28           141.29            24.69             9.24*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Per share distributions were less than $.01 per share, variances may occur due to rounding.

(e) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses for the fund reflect a reduction of less than $0.01 and $0.02 per share for each share class for periods ended September 30, 1996 and 1995, respectively.




Notes to financial statements
September 30, 1998

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "fund") is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks that offer potential for capital appreciation and are primarily traded in security markets outside the United States.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1998, the fund had a capital loss carryover of approximately $20,068,000 available to offset future net capital gain, if any, which will expire on September 30, 2006.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transaction, foreign currency gains and losses, post-October loss deferrals and organization costs. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1998, the fund reclassified $15,440,895 to decrease accumulated net investment loss and $2,886,619 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $18,327,514. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.20% of the first $500 million of average net assets, 1.10% of the next $500 million, 1.05% of the next $500 million, 1.00% of the next $5 billion, 0.975% of the next $5 billion, 0.955% of the next $5 billion, 0.94% of the next $5 billion, 0.93% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), Inc. the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC, a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1998, fund expenses were reduced by $845,681 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,270 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended September 30, 1998 Putnam Mutual Funds Corp., acting as underwriter received net commissions of $425,591 and $26,662 from the sale of class A and class M shares, respectively and $1,994,718 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $65,372 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $2,957,653,930 and $3,199,962,984, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     40,891,158       $500,905,060
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,841,168         63,668,753
-----------------------------------------------------------------------------
                                                46,732,326        564,573,813

Shares
repurchased                                    (51,641,648)      (632,786,272)
-----------------------------------------------------------------------------
Net decrease                                    (4,909,322)      $(68,212,459)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     80,897,399     $1,046,929,224
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      154,879          1,833,744
-----------------------------------------------------------------------------
                                                81,052,278      1,048,762,968

Shares
repurchased                                    (60,533,499)      (792,875,227)
-----------------------------------------------------------------------------
Net increase                                    20,518,779      $ 255,887,741
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     14,865,732       $179,189,819
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestments of
distributions                                    6,548,440         70,395,732
-----------------------------------------------------------------------------
                                                21,414,172        249,585,551

Shares
repurchased                                    (25,911,310)      (309,930,505)
-----------------------------------------------------------------------------
Net decrease                                    (4,497,138)      $(60,344,954)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     41,621,976       $525,008,380
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestments of
distributions                                        7,867             92,671
-----------------------------------------------------------------------------
                                                41,629,843        525,101,051

Shares
repurchased                                    (10,714,741)      (136,384,138)
-----------------------------------------------------------------------------
Net increase                                    30,915,102       $388,716,913
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,786,653       $ 21,841,612
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      572,123          6,190,375
-----------------------------------------------------------------------------
                                                 2,358,776         28,031,987

Shares
repurchased                                     (3,137,394)       (38,053,573)
-----------------------------------------------------------------------------
Net decrease                                      (778,618)      $(10,021,586)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,840,971        $48,824,959
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        2,144             25,331
-----------------------------------------------------------------------------
                                                 3,843,115         48,850,290

Shares
repurchased                                     (1,563,309)       (20,341,304)
-----------------------------------------------------------------------------
Net increase                                     2,279,806        $28,508,986
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

For the year ended September 30, 1998, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Robert J. Swift
Vice President and Fund Manager

Jack P. Chang
Vice President and Fund Manager

Deborah Farrell
Vice President and Fund Manager

Stephen Oler
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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AN010-47006 539/2AH/2AI 11/98